Exhibit 10.4.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page
1 of 2

2. AMENDMENT/MODIFICATION NO.	0011	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
10/23/2006

6. ISSUED BY	CODE	00001	7. ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

11
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016

		(X)	10B. DATED (SEE ITEM 13)

CODE *	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

✓	D. OTHER (Specify type of modification and authority)
FAR 1.6, “Authority of the Contracting Officer”

E. IMPORTANT: Contractor ☑ is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to approve Mr. Donald McLean as Program Manager and Key Personnel and to accept and incorporate Change Order Proposal (COP) #6 and #7 into the contract. COP #6 is accepted at a cost of $16,096.96. COP #7 is accepted at a cost of $1,768.19. A copy of each COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Anthony Wimbush

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED

	(Signature of person authorized to sign)		BY	/s/ Anthony S. Wimbush	10/23/2006

(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION	Prescribed by GSA FAR (48 CFR)
UNUSABLE	53.243

Line Item	Document Number	Title	Page
Summary	CON03000016/0011	NANP Administrator	2 of 2

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @anthony.wimbush@fcc.gov.
              No Changed Line Item Fields
Previous Total:
Modification Total:
Grand Total:

NANP Administration Services
Scope of Work Change Proposal # 6
INC Issue 517 — Denying NXX Assignment to a Service
Provider that has opted into Pooling
July 7, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #6 Proposal — INC Issue 517
Table of Contents

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	3
4 Assumptions and Risks	4
5 Cost Assumptions and Summary	5
6 Conclusion	5

© NeuStar, Inc. 2006	iii

NANPA — Scope of Work Change #6 Proposal — INC Issue 517
1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2 Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement submitted on June 8, 2006. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© NeuStar, Inc. 2006	1

NANPA — Scope of Work Change #6 Proposal — INC Issue 517
2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the June 6-8,2006 INC meeting, INC Issue 517 was accepted. It was resolved and went to Initial Closure on June 8, 2006. This issue affects both the NANP Administration System (NAS) and NANPA operations.
•	Issue 517: Denying NXX assignment to SP that has OPTED into Pooling
The official INC issue statement is stated below and can also be found on the ATIS website:
A) ISSUE STATEMENT
NANPA has no way of knowing whether an SP has opted into pooling in a specific rate center, so it is possible for that SP to request CO code resources in a rate center in which they have already opted into participation in pooling.
B) FOLLOWING RESOLUTION FROM INC
The following changes were made to the COCAG and the TBPAG to resolve this issue:
A new section 3.10 was created:
3.10	If an SP has chosen to participate in thousands-block number pooling in a voluntary rate center outside of the top 100 MSAs, the SP cannot withdraw from pooling in a voluntary rate center once the SP has submitted a forecast, a donation, or has been assigned a thousands-block. Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.
4.1.1 The applicant must certify a need for NANP numbers, e.g., provision of wireline or wireless service in the Public Switched Telephone Network.
In order to obtain CO codes, an applicant must submit or have submitted a North American Numbering Plan Numbering Resource Utilization/Forecast (NRUF) Report (See NRUF Reporting Guidelines) to the NANPA for the NPA(s) in which the CO code(s) is being requested.3 This requirement shall not apply in instances where an NPA has been implemented since the last NRUF Report and the Service Provider has submitted a NRUF Report for the NPA(s) previously serving the geographic areas involved.
The applicant must submit an NXX request form certifying that a need exists for an NXX assignment to a point of interconnection or a switching entity due to routing, billing, regulatory, or tariff requirements. The NXX request form must provide an Operating Company Number

[3]	FCC 00-104, § 52.15 (f) (4) (5).

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NANPA — Scope of Work Change #6 Proposal — INC Issue 517
(OCN), which uniquely identifies the applicant. The NANPA will not issue numbering resources to a carrier without an OCN.4 The OCN cannot be shared with another service provider.
If NANPA determines from the report provided by the PA that an applicant is participating in pooling in that rate center, NANPA will deny the application. Once an applicant chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.
5.2 Receive and process applications (CO Code (NXX) Assignment Request Form Part 1) for CO codes (NXX) within the geographic NPA(s) for which the CO Code Administrator is responsible.
For rate centers transitioning to pooling:
•	The CO Code Administrator will only process NXX requests received at least 33 calendar days prior to the Pool Start Date.

•	Within the 33 calendar days prior to Pool Start Date, applications for codes/blocks will not be accepted. However within this 33-day interval, the NANPA will continue to process code applications for:
•	CO codes awarded via lottery;

•	LRN requests;

•	full CO code request for a single customer;

•	CO code expedite requests;

•	petition/safety valve requests;

•	any requests from non-pooling capable carriers; and

•	PA requests to the NANPA.
After Pool Start Date, all pooling-capable carriers will apply to the PA for numbering resources.
Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA. NANPA will not assign a CO code (NXX) to an SP for a voluntary pooled rate center in which that SP has either submitted a forecast to the PA, submitted a donation to the PA, or has been assigned a thousands-block in that rate center.
3 NeuStar’s Proposed Solution
In order to implement INC Issue 517 for the central office code application processing, NANPA proposes modifying the NANP Administration System. We believe that our proposed solution set forth below will enable us to properly assign and deny resources in accordance with the INC Issue 517 in the most efficient and effective manner possible.

[4]	FCC 01-362, §52.15 (g)(4).

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NANPA — Scope of Work Change #6 Proposal — INC Issue 517
Solution:
On a daily basis, the National Pooling Administrator (PA) will provide NANPA a file containing the following information: NPA, rate center(s) where pooling is voluntary (also known as optional), and the Operating Company Number(s) (OCN) of those service providers that are participating in pooling in the identified voluntary rate center(s). This information will be loaded into NAS.
When the applicant begins the application process and enters the NPA, rate center, OCN and application type (i.e., initial or growth code), NAS will perform a validation check using the information provided by the PA to determine if the submitting service provider is participating in pooling in the identified rate center. If the service provider is participating in pooling in the identified rate center, NAS will respond with a validation error, informing the applicant that it must submit its application for resources to the PA. NAS will not permit the applicant to proceed any further in the application process. If the service provider is not participating in pooling according to the PA information, then the application will be accepted and processed.
If the service provider initiates participation in a voluntary pooling rate center (e.g., submits a thousand block forecast to the PA) on the same day it submits an application for an initial/growth code directly into NAS, the application would normally be accepted by the system because NANPA only receives a daily file from the PA. To account for this situation, NAS will perform a scan of all pending initial/growth code applications (ones in which the pooling pass-thru box is not checked) at the time the updated PA file is loaded into the system. Any pending application matching the information in the PA file will be highlighted in the system and denied by the Code Administrator.
4 Assumptions and Risks
Part of the NANPA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
Assumptions:
1.	NANPA assumes that the PA will provide the required information on a daily basis. If there are any problems or issues that result in updated information not being available, NAS will use the most recent PA information made available to NANPA.

2.	NANPA assumes when carriers call to request information relating to a service provider’s participation in pooling, NANPA will only be required to explain this new central office code assignment process. Questions concerning the PA information must be directed to the PA.

3.	NANPA assumes the information provided to it by the PA is true and accurate.
If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.

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NANPA — Scope of Work Change #6 Proposal — INC Issue 517
Risks
This process relies on the PA for the data identifying the NPAs, voluntary pooling rate centers and participating service providers (as identified via an OCN). The accuracy of NAS validations on initial and growth code applications is only as reliable as the information provided by the PA. In addition, daily update of this data is critical for NAS to properly accept/denied central office code assignment requests.
Impact on Operations
The proposed solution impacts NAS by requiring the system to perform additional functions not identified in the contract. Specifically, these functions include:
1.	Accessing the daily PA file containing the NPAs, voluntary pooling rate centers and the participating service providers (OCNs);
2.	Updating the NAS database with the PA information;
3.	Checking central office assignment applications against the PA information;
4.	Returning a validation error for those initial/growth central office code applications in which the NPA, rate center and OCN correspond with information provided by the PA;
5.	Scanning pending assignment requests to identify applications in which the NPA, rate center and OCN matches the data provided by the PA; and,
6.	Addressing additional calls and emails that result from the implementation of the new validation.
5 Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 517 requires changes in NAS in order for the system to identify and reject applications for initial/growth codes from service providers that participate in pooling in voluntary pooling rate centers. NANPA has determined that the cost associated with implementing this change in NAS is $16,096.96.
6 Conclusion
NeuStar, as the NANPA, hereby seek the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006	5

NANP Administration Services
Scope of Work Change Proposal # 7
INC Issue 454 — Criteria Service Providers Must Meet to
Obtain Growth 900 NXX
September 25, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #7 Proposal — INC Issue 454
Table of Contents

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	2
4 Assumptions and Risks	3
5 Cost Assumptions and Summary	3
6 Conclusion	3

© NeuStar, Inc. 2006	iii

NANPA — Scope of Work Change #7 Proposal — INC Issue 454
1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2 Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement which was moved into initial closure on August 31,2006. This change order document explains the industry’s requirements, describes NANPA’s proposed solution and related assumptions, risks and costs.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© NeuStar, Inc. 2006	1

NANPA — Scope of Work Change #7 Proposal — INC Issue 454
2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the August 22-24, 2006 INC meeting, INC Issue 454 was resolved and went to Initial Closure on August 31, 2006. This issue affects both the NANP Administration System (NAS) and NANPA operations.
•	Issue 454: Criteria Service Providers (SP) Must Meet to Obtain Growth 900 NXX
The official INC issue statement is stated below and can also be found on the ATIS website:
A) ISSUE STATEMENT
The 900 NXX Assignment Guidelines do not provide adequate criteria an SP must meet in order to obtain a growth NXX.
B) FOLLOWING RESOLUTION FROM INC
The 900 NXX Assignment Guidelines, as well as the 900 NXX Forms (Parts A, B, and C) were amended to clarify the process and requirements for applying for and obtaining additional 900 NXX assignments. The modified 900 NXX Forms are attached.
3 NeuStar’s Proposed Solution
In order to implement INC Issue 454 for the 900 NXX Code application processing, NANPA proposes modifying the NANP Administration System to accommodate the changes the INC made to the 900 NXX Part A — Assignment Request/Return Notification/Information Change; the 900 NXX Part B — 900 NXX Code Disposition Form; and the 900 NXX Part C — Certification of 900 NXX Code In Service Form.
Solution:
NANPA will incorporate the text changes the INC made to the 900 NXX Forms (Part A, B, and C) into the NAS. The changes direct that an initial request shall be limited to no more than 5 NXX codes, and no more than 5 NXX codes can be requested at any one time. In order for an applicant to request additional codes, the applicant must first certify that all previously assigned codes are in service and the code holder has submitted its Part C “Confirmation of 900 NXX Code in Service” to the NANPA. The applicant also must certify the need for the additional codes requested and advise of plans to activate new services requiring individual codes within six months of the date of the request on the Part A form.
The proposed changes to the 900 NXX Assignment forms result in text changes to the Part A, B and C forms in NAS. However, there are no new data fields on the forms that require changes to the NAS database.

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NANPA — Scope of Work Change #7 Proposal — INC Issue 454
4 Assumptions and Risks
Part of the NANPA’s assessment of this change order is to identify the associated assumption and consider the risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes the information provided to it by the applicant is true and accurate.
•	If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.
Risks:
•	Multiple text changes to the 900 NXX Parts A, B and C forms will need to be reviewed to ensure NAS forms duplicate the changes made by the industry.
Impact on Operations:
The proposed solution impacts NAS by requiring text changes to the three 900 NXX Assignment forms. In addition, the process relies on the NANPA to convey these changes to 900 NXX applicants.
5 Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 454 requires changes in NAS in order for the system to match the text changes the INC has made to the 900 NXX Assignment Forms. NANPA has determined that the cost associated with implementing this change in NAS is $1,768.19.
6 Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006	3

     NANPA — Scope of Work Change #7 Proposal — INC Issue 454
3.1 900 NXX CODE FORMS
3.1.1 PART A
          ASSIGNMENT REQUEST/RETURN NOTIFICATION/INFORMATION CHANGE
The applicant and the code administrator acknowledge that the information other than identifying the applicant and any code assigned to that applicant, contained on this request form is sensitive and will be treated as confidential. The information in this form shall be treated as proprietary and will only be shared with 900 NXX code administrator personnel and/or regulators.
1.	Name of entity requesting code assignment/return notification/information change:
2.	Applicant Contact Information:

Name:

Street Address:	Room:

City, State/Province,

Country

Zip/Postal Code

Phone No.:	Email:	FAX No.:

Company Name:

Operating Company Number (OCN):[1]

Access Customer Name Abbreviation (ACNA):

Carrier Identification Code (CIC):

[1]	Required per FCC 00-429 Section 52.15 (g) (3) (iv).

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NANPA — Scope of Work Change #7 Proposal — INC Issue 454
3.	900 NXX Code Request
3a.	Is certification or authorization required to provide 900 NXX service in the intended service area?
Yes ☐            No ☐
          If yes, does your company have such certification or authorization?
Yes ☐           No ☐

If yes, indicate type and date of certification (e.g., letter of authorization, license, Certification of Public Convenience, etc.):

If no or pending, explain:

3b.	Type of Request (check one)

900 NXX Code request (also complete Sections 3c and 3d)

900 NXX Code return (also complete Section 3e)

900 NXX Code information change (also complete Section 3f)

3c.	900 NXX Code Request Information (see Section 5 of the Guidelines)
There will be no maximum placed on the total number of codes assigned to each carrier. No more than five NXX codes shall be requested per application form. No more than five NXX codes can be requested at any one time.
An initial request shall be limited to five NXX codes.
To request additional codes the applicant will be required to: (Issue 454)
1. Certify that all previously assigned codes are in service and the code holder has submitted its part C, “Confirmation of 900 NXX Code In Service Form,” to the NANPA (Issued 454)
2. Certify the need for the additional codes requested and advise of plans to activate new Services requiring individual codes within six months of the date of the request on the Part A form (Issue 454).

Assignment Preferences	In Service Date
(1)

(2)

(3)

© NeuStar, Inc. 2006	5

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

(4)
(5)

Expected in service date(s) (must be within 6 months of assignment) (Issue 454)
3d. Current 900 NXX Code Assignments
List current 900 NXX Code(s) already assigned:

Have all the above 900 NXXs been placed in service, and has a Part C. “Confirmation of 900 NXX Code In Service Form” been submitted for each 900 NXX Code?(Issue 454)

Yes ___ No ___

If no, please list the 900 NXXs not placed in service and the reasons why. (Issue 454)

3e. Code Return Notification
The following 900 NXX code(s) are being returned to the list of available NXX codes:

Effective date:
3f. Code Information Change
900 NXX Codes affected:

Reasons for change:
Merger/Acquisition Company Name Change Contact Information Change Other
Explanation:
Effective date:

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NANPA — Scope of Work Change #7 Proposal — INC Issue 454
These NXX code(s) were formerly administered by:
Company Name: Contact Name: Street Address: Room: City, State/Province, Country: Zip/Postal Code: Phone: Email: FAX: OCN: ACNA: CIC:

(Issue 454) I hereby certify that the above information is true and accurate to the best of my knowledge, that the assigned 900 NXX code(s) will be used in the provisioning of 900 service as a public telecommunications service, and that this application has been prepared in accordance with the “900 NXX Code Assignment Guidelines.” (Issue 454)

Signature of Authorized Representative of Code Applicant/Holder

Name/Title

Date
3.2 900 NXX FORMS
3.2.1 PART B
900 NXX CODE APPLICATION DISPOSITION FORM
Applicant Information
Name:
Street Address:                                                                                   Room:
City, State/Province:
Country:
Zip/Postal Code:
phone No:                                                              Email:
FAX No:
Company Name:
Operating Company Number (OCN):
Access Customer Name Abbreviation (ACNA):
Carrier Identification Code (CIC):

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NANPA — Scope of Work Change #7 Proposal — INC Issue 454
Date of Application:
Date of Receipt of Request:
Date of Response to Request:
Disposition of Code Request
___ Code request approved, 900 NXX code(s) assigned:

___ Form complete, code request denied Explanation:

___ Form incomplete, Additional information required in the following section(s): Explanation:

___ Code(s) returned: Effective:

Signature of Code Administrator                                        Date

Street Address                                                             Room

City, State/Province

Country

Zip/Postal Code
Phone No.:                                                              Email:
FAX No.:

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NANPA — Scope of Work Change #7 Proposal — INC Issue 454
3.3 900 NXX CODE FORMS
3.3.1 PART C
CONFIRMATION OF 900 NXX CODE IN SERVICE FORM (ISSUE 454)
By signing below, I certify that the 900 NXX code(s) specified below are in service and that the NXX code(s) are being used for the purpose specified in the original application (See Section 5, “Responsibilities of Code Applicants and Holders” in the 900 NXX Code Assignment Guidelines).

Authorized Representative of Code Holder (Print)
Operating Company Number (OCN)

Signature

Title                                                            Date
Service Trouble Reporting Contact Name:

Service Trouble Reporting Number:

900 NXX Code	Date of Application	In Service Date

© NeuStar, Inc. 2006	9